UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 8, 2009
RAMCO-GERSHENSON PROPERTIES TRUST
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan	48334

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (248) 350-9900
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
      Update of 2008 Form 10-K
     Ramco-Gershenson Properties Trust (the “Company”) is filing this Current Report on Form 8-K to update the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”), which was originally filed with the Securities and Exchange Commission on March 11, 2009, and as amended on April 30, 2009, to reflect the following:
•	the retrospective adoption of Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51” (“SFAS 160”), effective January 1, 2009 (discussed below and in Note 1 to the Consolidated Financial Statements); and

•	the retrospective adoption of Financial Accounting Standards Board (“FASB”) Staff Position No. EITF 03-6-1, “Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities” (“FSP EITF 03-6-1”), effective January 1, 2009 (discussed below and in Note 1 to the Consolidated Financial Statements).
     Effective January 1, 2009, the Company adopted the provisions of SFAS 160 retrospectively, which requires noncontrolling interests (previously referred to as minority interests) to be treated as a separate component of equity, not as a liability or other item outside of permanent equity. Consolidated net income and comprehensive income is required to include the noncontrolling interest’s share. The calculation of earnings per share will continue to be based on income amounts attributable to the parent. Upon adoption of SFAS 160, the carrying amount of noncontrolling interest in subsidiaries reclassified to permanent equity as of December 31, 2008 and 2007 was $39.3 million and $41.2 million, respectively. As a result of these reclassifications, total shareholders’ equity at December 31, 2008 and 2007 increased to $313.0 million and $322.8 million from the $273.2 million and $281.4 million amounts previously reported, respectively.
     Further, as a result of the adoption of SFAS 160, net income attributable to the noncontrolling interest in subsidiaries is now excluded from the determination of net income attributable to the parent. In addition, the individual component of other comprehensive income is now presented in the aggregate, with the portion attributable to noncontrolling interests deducted from comprehensive income attributable to common shareholders. Corresponding changes have also been made to the accompanying consolidated statements of cash flows. Refer to Note 1 of the Notes to the Consolidated Financial Statements for further information.
     In addition to the retrospective adoption of SFAS 160, the Company also retrospectively adopted the provisions of FSP EITF 03-6-1. FSP EITF 03-6-1 clarifies that unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents are considered participating securities and should be included in the calculation of basic earnings per share using the two-class method prescribed by SFAS No.128, “Earnings Per Share”. All prior period earnings per share amounts presented were adjusted retrospectively. The adoption of the provisions of FSP EITF 03-6-1 did not have a material effect on the Company’s consolidated financial condition, results of operations, or cash flows. Refer to Note 1 of the Notes to the Consolidated Financial Statements for further information.
     Neither this subsection of the Current Report nor Exhibits 12, 23, or 99 hereto reflect any events occurring after the date of filing the 2008 Form 10-K or modify or update the disclosures in the 2008 Form 10-K that may have been affected by subsequent events, except as required to reflect the effects of the retrospective adoptions and certain reclassifications, as described above. Accordingly, the Company has amended disclosures, to the extent relevant, in only the following items of the 2008 Form 10-K.
•	Part II — Item 6. Selected Financial Data;

•	Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Part II — Item 8. Financial Statements and Supplementary Data.
     Changes to all other items, including but not limited to Part I — Item 1, as a result of the retrospective adoptions discussed above were immaterial, and therefore, the Company has not amended such disclosures as part of this filing.
     Updates provided in Exhibits 12, 23, or 99 are incorporated by reference into this Item subsection of 8.01.
     Additional Exhibits to be Filed with the Commission
     The Company inadvertently omitted to file with the Commission certain immaterial amendments to its unsecured credit facility. Such documents are listed in Item 9.01 as Exhibits 10.1 — 10.3 and are thereby filed with the Commission.
     The Company inadvertently omitted to incorporate by reference certain documents that were previously filed with the Commission in Part IV, Item 15, “Exhibits and Financial Statement Schedules” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as amended. Such documents are listed in Item 9.01 as Exhibits 10.4 — 10.7 and are thereby filed with the Commission.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

10.1*	First Amendment to Unsecured Master Loan Agreement, dated December 27, 2006, among Ramco-Gershenson Properties, L.P., as Borrower, Ramco-Gershenson Properties Trust, as Guarantor, certain subsidiaries of Ramco-Gershenson Properties Trust, KeyBank National Association, as Agent, and specified other banks which are a Party or may become Parties to such Agreement.

10.2*	Second Amendment to Unsecured Master Loan Agreement, dated April 30, 2007, among Ramco-Gershenson Properties, L.P., as Borrower, Ramco-Gershenson Properties Trust, as Guarantor, certain subsidiaries of Ramco-Gershenson Properties Trust, KeyBank National Association, as Agent, and specified other banks which are a Party or may become Parties to such Agreement.

10.3*	Third Amendment to Unsecured Master Loan Agreement, dated November 13, 2007, among Ramco-Gershenson Properties, L.P., as Borrower, Ramco-Gershenson Properties Trust, as Guarantor, certain subsidiaries of Ramco-Gershenson Properties Trust, KeyBank National Association, as Agent and bank, and specified other banks which are a Party or may become Parties to such Agreement.

10.4	Unsecured Master Loan Agreement, dated December 13, 2005 among Ramco-Gershenson Properties, L.P., as Borrower, Ramco-Gershenson Properties Trust, as Guarantor, KeyBank National Association, as Bank, The Other Banks Which are a Party or may become Parties to this Agreement, KeyBank National Association, as Agent, KeyBank Capital Markets, as Sole Lead Manager and Arranger, JPMorgan Chase Bank, N.A. and Bank of America, N.A. as Co-Syndication Agents, and Deutsche Bank Trust Company Americas, as Documentation Agent, incorporated by reference to Exhibit 10-1 to Registrant’s Form 8-K dated December 13, 2005.

10.5	Unconditional Guaranty of Payment and Performance, dated December 13, 2005, between Ramco-Gershenson Properties Trust, the Guarantor and KeyBank National Association, and certain other lenders, as Banks, incorporated by reference to Exhibit 10-2 to Registrant’s Form 8-K dated December 13, 2005.

10.6	Registration Rights Agreement, dated as of May 10, 1996, among the Company, Dennis Gershenson, Joel Gershenson, Bruce Gershenson, Richard Gershenson, Michael A. Ward, Michael A. Ward U/T/A dated 2/22/77, as amended, and each of the Persons set forth on Exhibit A attached thereto, incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 1996.

10.7	Exchange Rights Agreement, dated as of May 10, 1996, by and among the Company and each of the Persons whose names are set forth on Exhibit A attached thereto, incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 1996.

12	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23	Consent of Grant Thornton LLP, an independent registered public accounting firm.

99	Revised Part II, Item 6 — Selected Financial Data; Revised Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Part II — Item 8. Financial Statements and Supplementary Data.

*	filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAMCO-GERSHENSON PROPERTIES TRUST
Date: September 8, 2009	By:	/s/ Richard J. Smith
Richard J. Smith
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1*	First Amendment to Unsecured Master Loan Agreement, dated December 27, 2006, among Ramco-Gershenson Properties, L.P., as Borrower, Ramco-Gershenson Properties Trust, as Guarantor, certain subsidiaries of Ramco-Gershenson Properties Trust, KeyBank National Association, as Agent, and specified other banks which are a Party or may become Parties to such Agreement.

10.2*	Second Amendment to Unsecured Master Loan Agreement, dated April 30, 2007, among Ramco-Gershenson Properties, L.P., as Borrower, Ramco-Gershenson Properties Trust, as Guarantor, certain subsidiaries of Ramco-Gershenson Properties Trust, KeyBank National Association, as Agent, and specified other banks which are a Party or may become Parties to such Agreement.

10.3*	Third Amendment to Unsecured Master Loan Agreement, dated November 13, 2007, among Ramco-Gershenson Properties, L.P., as Borrower, Ramco-Gershenson Properties Trust, as Guarantor, certain subsidiaries of Ramco-Gershenson Properties Trust, KeyBank National Association, as Agent and bank, and specified other banks which are a Party or may become Parties to such Agreement.

10.4	Unsecured Master Loan Agreement, dated December 13, 2005 among Ramco-Gershenson Properties, L.P., as Borrower, Ramco-Gershenson Properties Trust, as Guarantor, KeyBank National Association, as Bank, The Other Banks Which are a Party or may become Parties to this Agreement, KeyBank National Association, as Agent, KeyBank Capital Markets, as Sole Lead Manager and Arranger, JPMorgan Chase Bank, N.A. and Bank of America, N.A. as Co-Syndication Agents, and Deutsche Bank Trust Company Americas, as Documentation Agent, incorporated by reference to Exhibit 10-1 to Registrant’s Form 8-K dated December 13, 2005.

10.5	Unconditional Guaranty of Payment and Performance, dated December 13, 2005, between Ramco-Gershenson Properties Trust, the Guarantor and KeyBank National Association, and certain other lenders, as Banks, incorporated by reference to Exhibit 10-2 to Registrant’s Form 8-K dated December 13, 2005.

10.6	Registration Rights Agreement, dated as of May 10, 1996, among the Company, Dennis Gershenson, Joel Gershenson, Bruce Gershenson, Richard Gershenson, Michael A. Ward, Michael A. Ward U/T/A dated 2/22/77, as amended, and each of the Persons set forth on Exhibit A attached thereto, incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 1996.

10.7	Exchange Rights Agreement, dated as of May 10, 1996, by and among the Company and each of the Persons whose names are set forth on Exhibit A attached thereto, incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 1996.

12	Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

23	Consent of Grant Thornton LLP, an independent registered public accounting firm.

99	Revised Part II, Item 6 — Selected Financial Data; Revised Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; Revised Part II — Item 8. Financial Statements and Supplementary Data.

*	filed herewith

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